                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/X/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                               TRANSWORLD BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                          [TRANSWORLD BANCORP LOGO]

                             TRANSWORLD BANK PLAZA
                            15233 VENTURA BOULEVARD
                         SHERMAN OAKS, CALIFORNIA 91403

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 23, 1996
                            ------------------------

To Our Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders of TransWorld Bancorp, which will be held at the administrative office of the Company located at TransWorld Bank Plaza, 15233 Ventura Boulevard, Sherman Oaks, California on April 23, 1996 at 9:30 a.m., for the following purposes:

          1. To elect a board of eight directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified.

          2. To ratify the selection of Deloitte & Touche as the Company's independent auditors.

          3. To transact such other business as may properly be brought before the Annual Meeting.

     March 1, 1996 has been selected by the Board of Directors as the record date for the Annual Meeting. Only those stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or adjournments thereof.

     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. We hope you will attend the Annual Meeting if it is convenient for you to do so. In addition, we urge you to execute the enclosed proxy card and return it to us in the postage-paid envelope provided. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend.

                                          By Order of the Board of Directors,


                                          /s/ ELIZABETH A. NIELSEN
                                          ----------------------------
                                              ELIZABETH A. NIELSEN
                                              Corporate Secretary

March 25, 1996
Sherman Oaks, California

--------------------------------------------------------------------------------

        PLEASE SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY CARD IN THE
                 ENCLOSED RETURN ENVELOPE AS SOON AS POSSIBLE.
--------------------------------------------------------------------------------

                           [TRANSWORLD BANCORP LOGO]


                            ------------------------
                                PROXY STATEMENT
                            ------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of TransWorld Bancorp (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on April 23, 1996 and any adjournments thereof. The approximate date of mailing of this Proxy Statement is March 25, 1996.

     The Board of Directors of the Company has selected March 1, 1996 as the record date for the Annual Meeting. Only those stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or adjournments thereof. The Company had 2,761,546 shares of common stock, without par value, issued and outstanding on that date. Stockholders will be entitled to cast one vote for each share of the Company's common stock held of record by them at the close of business on the record date. Stockholders will also have the right, upon giving notice of their intention to do so, to cumulate votes in the election of directors. Cumulative voting entitles each stockholder to cast for one nominee a total number of votes equal to the number of shares held of record by the stockholder at the close of business on the record date multiplied by the number of directors to be elected or to distribute such votes on the same principle among as many nominees as the stockholder chooses.

     All valid proxies received in response to this solicitation will be voted in accordance with the instructions indicated thereon by the stockholders giving such proxies. If no instructions are given, such proxies will be voted in favor of the election of the eight director nominees named in this Proxy Statement, or as many of such nominees as may be elected and for the proposal to ratify the selection of auditors. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted for a vote of the shareholders. If a broker indicates on a proxy that the broker does not have discretionary authority to vote on a particular matter as to certain shares, those shares will be counted for general quorum purposes but will not be considered as present and entitled to vote with respect to that matter. The proxies solicited hereby confer authority on the proxy holders named therein to cumulate votes in the election of directors among the nominees indicated in such manner as they deem appropriate.

     The Board of Directors does not know of any business to be presented for action at the Annual Meeting other than that stated herein. If any other business is properly presented at the Annual Meeting and may properly be voted upon, the proxies solicited hereby will be voted on such matters in accordance with the best judgment of the proxy holders named therein. Any stockholder may revoke his proxy at any time before it is voted by giving written notice of such revocation to the Secretary of the Company (including the filing of a duly executed proxy bearing a later date), or upon request if the stockholder is present at the Annual Meeting and chooses to vote in person.

     The expenses of this proxy solicitation will be paid by the Company. Proxies may be solicited by personnel of the Company, who will not receive any additional compensation for such solicitation, in person or by telephone, telegram or other means. The Company will also request record holders of shares beneficially owned by others to forward this Proxy Statement and related materials to the beneficial owners of such shares and will reimburse such record holders for their reasonable expenses incurred in doing so.

                             ELECTION OF DIRECTORS

     Eight directors will be elected at the Annual Meeting to serve until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified. Unless authority is withheld, all proxies received in response to this solicitation will be voted for the election of the nominees listed below. Each of the nominees has indicated his or her willingness to serve if elected. If any nominee becomes unable to serve, the proxies received in response to this solicitation will be voted for a replacement nominee in accordance with the best judgment of the proxy holders named therein.

     The period of each nominee's service as a director of the Company shown in the following table includes service as a director of TransWorld Bank (the "Bank") prior to the formation of the Company as the holding company for the Bank in 1982.

                                                                                DIRECTOR
           NAME                            POSITION WITH COMPANY                  SINCE
          -----                            ---------------------               ---------
Louis J. Galen(1)(2)         Chairman of the Board of Directors                    1963
David H. Hender              President, Chief Executive Officer and Director       1971
Douglas D. Bernards(2)       Director                                              1983
Alvin H. Blaine(1)           Director                                              1977
Helene V. Galen              Director                                              1992
Timothy Harris(2)            Director                                              1994
Warren W. Kingsley(1)        Director                                              1981
Ralph E. Phillips, Jr.(2)    Director                                              1988

---------------

(1) Member of the Audit Committee of the Board of Directors.

(2) Member of the Stock Option/Deferred Compensation Committee.

     Louis J. Galen, 70, has for more than the past five years been a director of Golden West Financial Corporation, the parent corporation of World Savings and Loan Association, Oakland, California.

     David H. Hender, 65, has served as President and Chief Executive Officer of the Company, and of the Bank prior to the formation of the Company, since 1971.

     Douglas D. Bernards, 54, has for more than the past five years been President and Chief Executive Officer of Bernards Bros. Inc., a general contracting firm located in San Fernando, California.

     Alvin H. Blaine, 78, has for more than the past five years been Chairman of the Board of Directors of Continental Distributors, Inc., a retailer and wholesale distributor with executive offices in Woodland Hills, California.

     Helene V. Galen, 63, was, until 1973, Controller for Continental Distributors, Inc., a retailer and wholesale distributor. For more than the past five years she has been involved in philanthropic activities.

     Timothy Harris, 46, has been an attorney for 19 years, practicing in Los Angeles, California. Since 1984, Mr. Harris has also been President of Timcor Financial Corporation, which specializes in 1031 tax deferred real estate transactions. Additionally, Mr. Harris is President of Deneau/Harris, doing business as Westco Property Management.

     Warren W. Kingsley, 74, prior to his retirement in 1986, was Chairman of the Board and Chief Executive Officer of Hydro-Spa, Inc., a manufacturer of fiberglass jetted bathtubs and spas.

     Ralph E. Phillips, Jr., 67, has for more than the past five years been President of Ralph E. Phillips, Consulting Engineers Inc. Mr. Phillips is a former Los Angeles County Construction Commissioner.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     The Company's Board of Directors held 12 regular meetings during 1995.

     The Audit Committee of the Board of Directors recommends the firm of independent public accountants to be retained as the independent auditors of the Company, as well as reviewing and discussing the audit process and its scope. It also meets with the Bank's internal auditor to discuss the operations of the Bank's internal audit department and the results of its audit procedures. The Audit Committee held four meetings in 1995.

     The Stock Option/Deferred Compensation Committee authorizes stock option grants and deferred compensation bonuses to key executive officers of the Bank based on recommendations from senior management. This Committee held three meetings in 1995.

     The Board of Directors has no standing nominating or compensation committees.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information concerning the shares of the Company's common stock beneficially owned by its directors, each officer named in the Summary Compensation Table herein and all directors and executive officers of the Company as a group as of March 1, 1996. Share amounts shown do not reflect the five for four stock split distributed to shareholders on March 15, 1996. Except as otherwise noted, each person listed below has sole voting and investment power with respect to the common stock indicated.

                                                            AMOUNT
                                                          AND NATURE
                      NAME OF INDIVIDUAL OR              OF BENEFICIAL             PERCENT
                   NUMBER OF PERSONS IN GROUP              OWNERSHIP               OF CLASS
                   --------------------------           --------------             --------
        Louis J. Galen                                       924,962(1)              33.50(1)
        David H. Hender                                      131,390                  4.76(2)
        Douglas D. Bernards                                    7,812                   .29(3)
        Alvin H. Blaine                                        4,520                   .17
        Helene V. Galen                                          444                   .02(4)
        Timothy Harris                                        19,554                   .71(5)
        Warren W. Kingsley                                     2,878                   .11(6)
        Gary Lindgren                                          3,102                   .12(7)
        Ralph E. Phillips, Jr.                                35,344                  1.28(8)
        All Directors and Officers as a Group
          (17 persons)                                     1,167,916(8)              42.30(9)

---------------

(1) Includes 76,548 shares held by Golden West Financial Corporation, of which Mr. Galen is a director and as to which voting and investment power are shared. Also includes 819,884 shares held by the L. J. Galen Trust, 28,086 shares in NELAG Partners, a partnership in which Mr. Galen is a general partner, and 444 shares which are held by Helene V. Galen. Mr. Galen is the husband of Helene V. Galen.

(2) Includes 120 shares held by Scott Hender and 120 shares held by Chris Hender, both sons of David H. Hender, and 98,876 shares held by the Hender Revocable Intervivos Trust. Also includes 8,000 shares which Mr. Hender has the right to acquire under the Company's Stock Option and Stock Appreciation Rights Plan.

(3) Mr. Bernards' shares are held in a profit sharing plan.

(4) Mrs. Galen is the wife of Louis J. Galen.

(5) Includes 3,958 shares held in Mr. Harris's profit sharing plan, 9,996 shares held by Timcor Financial Corporation of which Mr. Harris is President, 4,400 shares in the Harris Trust and 1,410 for Mr. Harris's children.

(6) Shares are held in the Kingsley Family Trust of which Mr. Kingsley is a Trustee.

(7) Includes 2,500 shares which Mr. Lindgren has the right to acquire under the Company's Stock Option and Stock Appreciation Rights Plan.

(8) 35,044 shares are held in the Phillips Children Trust of which Mr. Phillips is a Trustee. 300 shares are held by Mr. Phillips' wife.

(9) Includes, in addition to shares which Mr. Hender and Mr. Lindgren have the right to acquire, 11,000 shares beneficially owned by other officers under the Company's Stock Option and Stock Appreciation Rights Plan.

     Set forth below is information concerning the only persons other than Mr. Galen who are known to the Company to own beneficially more than 5% of the outstanding shares of the Company's common stock. The following information was supplied by Fenimore Asset Management, Inc. and Heartland Advisors.

                  NAME AND ADDRESS OF            AMOUNT AND NATURE OF
                   BENEFICIAL OWNER              BENEFICIAL OWNERSHIP         PERCENT OF CLASS
                  -------------------            --------------------         ----------------
        Fenimore Asset Management, Inc.                 256,504(1)                  9.28%
          118 N. Grand Street
          P.O. Box 310
          Cobleskill, New York 12043

        Heartland Advisors                              141,420(2)                  5.13%
          790 North Milwaukee Street
          Milwaukee, Wisconsin 53202

---------------

(1) Fenimore Asset Management, Inc. reports that it has shared voting power with respect to the shares indicated above, but does not indicate with whom such power is shared or whether it has sole or shared dispositive power with respect to such shares.

(2) Heartland Advisors reports it has sole voting and dispositive power with respect to such shares.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

     The following table sets forth an overview of the compensation of the Bank's executive officers whose salary and bonus exceeded $100,000 during the fiscal year ended December 31, 1995. Comparative data is also provided for the previous two fiscal years.

                           SUMMARY COMPENSATION TABLE

              NAME AND                               ANNUAL COMPENSATION                  ALL
             PRINCIPAL                FISCAL       ------------------------              OTHER
              POSITION                 YEAR         SALARY           BONUS          COMPENSATION(1)
             ---------                -----        ---------        -------         ---------------
David H. Hender                        1995        $ 160,000        $32,103             $ 4,120
  President and                        1994        $ 130,016        $31,557             $ 4,133
  Chief Executive Officer              1993        $ 127,467        $24,750             $ 3,997
Gary Lindgren                          1995        $  83,000        $18,900             $    --
  Executive Vice President and         1994        $      --        $    --             $    --
  Chief Credit Officer                 1993        $      --        $    --             $    --

---------------
(1) Includes 401(k) contributions by the Bank of $2,310 in 1995 and 1994 and $2,248 in 1993 and profit sharing contributions by the Bank of $1,810 in 1995, $1,823 in 1994 and $1,749 in 1993.

     Directors of the Company are paid $550 for each board meeting they attend, and $100 for each committee meeting they attend.

INCENTIVE STOCK OPTION AND STOCK APPRECIATION RIGHTS PLAN

     The table below presents the option grants to those officers named in the Summary Compensation Table during 1995.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                                          POTENTIAL
                                                                                                         REALIZABLE
                                                                                                      VALUE AT ASSUMED
                                                                                                       ANNUAL RATES OF
                                                       INDIVIDUAL GRANTS                                 STOCK PRICE
                             ----------------------------------------------------------------------     APPRECIATION
                                                       % OF TOTAL                                        FOR OPTION
                                   NUMBER OF         OPTIONS GRANTED     EXERCISE OR                      TERM (B)
                             SECURITIES UNDERLYING   TO EMPLOYEES IN        BASE         EXPIRATION   -----------------
              NAME           OPTIONS GRANTED(#)(A)     FISCAL YEAR      PRICE ($/SH)        DATE       5%($)    10%($)
              ----           ---------------------   ---------------   ---------------   ----------   -------   -------
David H. Hender                      8,000                 27.1%           $ 11.75         6/8/2000   $26,000   $57,360
  President and Chief
  Executive Officer

Gary Lindgren                        2,500                  8.4%           $ 11.75         6/8/2000   $ 8,125   $17,925
  Executive Vice President
  and Chief Credit Officer

---------------
(A) These options were granted at "market" on the date of grant and first became exercisable six months from the date of grant with 20% of the underlying shares becoming exercisable at that time. An additional 20% of the option shares become exercisable on each successive anniversary date with full vesting on the fourth anniversary date.

(B) The assumed appreciation reflected in the table is provided for illustrative purposes only pursuant to applicable Securities and Exchange Commission disclosure requirements. The actual value realized on stock options will be dependent on the actual future performance of the Company's Common Stock. Accordingly, the amounts shown will not necessarily be realized.

     The table below presents shares acquired on exercise of options by the named executives during fiscal 1995 and the amount and potential value of options held by them at year end.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR END OPTION/SAR VALUES

                                                                                                 VALUE OF
                                                                           NUMBER OF            UNEXERCISED
                                                                          UNEXERCISED          IN-THE-MONEY
                                                                        OPTIONS/SARS AT       OPTIONS/SARS AT
                                         SHARES                       FISCAL YEAR END(#)    FISCAL YEAR END($)
                                        ACQUIRED          VALUE          EXERCISABLE/          EXERCISABLE/
               NAME                  ON EXERCISE(#)    REALIZED($)       UNEXERCISABLE       UNEXERCISABLE(1)
               ----                  ---------------   ------------   -------------------   -------------------
David H. Hender                           8,932          $ 41,176         1,600/6,400         $ 5,200/$20,800
  President, Chief Executive
     Officer and Director

Gary Lindgren                            --                --               500/2,000         $ 1,625/$ 6,500
  Executive Vice President and
     Chief Credit Officer

---------------

(1) Based on the year end stock price of $15.00 per share.

SALARY CONTINUATION AGREEMENTS

     The Bank has entered into a salary continuation agreement with Mr. Lindgren which provides that the Bank will pay him $30,000 per year for 10 years upon normal retirement at age 65. In the event of involuntary termination without cause, disability, or a change in control, benefits will be paid in accordance with Mr. Lindgren's contractual schedule of benefits based on the last complete plan year at the date of his termination of employment. In the event of death, benefits will be calculated as if the date of his death were the normal retirement date.

REPORT ON EXECUTIVE COMPENSATION

  General

     The Company's executive compensation program is intended to support the Company's internal culture and human resource values. The Company fosters career opportunities and development of the best people at all levels, while encouraging and rewarding actions which put the interests of the Company as a whole ahead of functional specialties and individual considerations.

     It is the Board's responsibility to review the Company's various executive compensation plans. In addition, we review compensation levels of members of management, evaluate the performance of management, consider management succession and related matters.

     The Board reviews, in detail, all aspects of the compensation of the chief executive officer in making its annual compensation determinations. In its evaluation, the Board looks at the Bank's operating performance in relation to its peer group, and utilizes compensation surveys published by the State Banking Department, Bank Administration Institute and the California Bankers Association.

     The Bank has no defined benefit pension plan and relies on its 401K, profit sharing, and deferred compensation plans to retain key executives, and to assist them in planning for their retirement.

  Chief Executive Officer's Compensation

     The Board has reviewed the compensation for the chief executive officer for 1995. In its opinion Mr. Hender's compensation is reasonable in view of the Company's consolidated performance. Mr. Hender's base salary for 1995 was modest by industry standards and in view of the positive performance of the Company when compared to industry results.

     Mr. Hender's deferred compensation bonus is determined on an annual basis. The bonus amount for 1995 was based on comparable compensation for chief executive officers of like banks and the Company's 1995 performance. The Board has not yet determined what Mr. Hender's deferred compensation, if any, will be for the 1996 fiscal year.

  Compensation Committee Interlocks and Insider Participation.

     Other than Mr. Hender, no member of the Board is a former or current officer or employee of the Company or any of its subsidiaries. Mr. Hender did not participate in the discussions regarding his compensation.

                                            Board of Directors

                                            Louis J. Galen
                                            Douglas D. Bernards
                                            Alvin Blaine
                                            Helene V. Galen
                                            Timothy Harris
                                            David H. Hender
                                            Warren Kingsley
                                            Ralph E. Phillips

March 25, 1996

                               TRANSWORLD BANCORP
                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS

           TRANSWORLD BANCORP, NASDAQ STOCK MARKET (U.S. COMPANIES),
                             CALIFORNIA PEER GROUP*

      MEASUREMENT PERIOD          TRANSWORLD        NASDAQ      SELF-DETERMINED
    (FISCAL YEAR COVERED)          BANCORP        STOCK MARKET    PEER GROUP
12/31/90                             100.0           100.0          100.0
12/31/91                             101.1           160.5          180.3
12/31/92                              88.8           186.9          269.7
12/31/93                             111.5           214.5          314.4
12/31/94                             148.6           209.7          300.7
12/29/95                             283.6           296.5          455.6

--------------------------------------------------------------------------------

                                                                                           Legend
     Symbol     Index Description                                12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/29/95
     ------     -----------------                                -------- --------- --------- --------- --------- ---------
       --       TransWorld Bancorp                                 100.0     101.1     88.8      111.5     148.6     283.6
       --       Nasdaq Stock Market (U.S. Companies)               100.0     160.5     186.9     214.5     209.7     296.5
       --       Self-Determined Peer Group                         100.0     180.3     269.7     314.4     300.7     455.6
 Companies in the Self-Determined Peer Group
     CALIFORNIA STATE BANK COVINA                                FIRST REGIONAL BANCORP
     FOOTHILL INDEPENDENT BANCORP                                HUNTINGTON BANCSHARES INC.
     LANDMARK BANCORP CA                                                         RIVERSIDE NATIONAL BANK CA
     *California Peer Group selected by the Company on the basis of size and location in California with a five-year NASDAQ history.
  NOTES:
      A. The lines represent yearly index levels derived from compounded daily returns that include all dividends.
      B. The Indexes are reweighted daily, using the market capitalization on the previous trading day.
      C. If the interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
      D. The index level for all series was set to $100.00 on 12/31/90.

--------------------------------------------------------------------------------

INDEBTEDNESS OF DIRECTORS, OFFICERS AND PRINCIPAL STOCKHOLDERS

     The Bank engages in banking transactions in the ordinary course of business with directors, officers and principal stockholders of the Company and the Bank and with their associates. Such transactions are on the same terms, including interest rates and collateral required, as those prevailing at the time for comparable transactions with others. Management believes that the loans involved in such transactions do not involve more than the normal risk of collectibility or present any unfavorable features.

                              INDEPENDENT AUDITORS

     The Board of Directors has selected Deloitte & Touche as the independent auditors to audit the financial statements of the Company for the year ended December 31, 1996, subject to ratification by stockholders at the Annual Meeting. Deloitte & Touche has audited the Company's and the Bank's financial statements since 1979.

     A representative of Deloitte & Touche is expected to be present at the Annual Meeting, with an opportunity to make a statement if he desires, and is expected to be available to respond to appropriate questions.


                            FORM 10-K ANNUAL REPORT

     THE COMPANY WILL PROVIDE A COPY OF ITS 1995 ANNUAL REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K WITHOUT CHARGE TO STOCKHOLDERS SOLICITED BY THIS PROXY STATEMENT UPON THEIR WRITTEN REQUEST. SUCH STOCKHOLDER REQUESTS SHOULD BE SENT TO TRANSWORLD BANCORP, P.O. BOX 55486, SHERMAN OAKS, CALIFORNIA 91413, ATTENTION: ELIZABETH A. NIELSEN, SECRETARY. EACH REQUEST MUST INCLUDE A GOOD FAITH REPRESENTATION THAT AS OF MARCH 1, 1996, THE PERSON MAKING THE REQUEST IS A BENEFICIAL HOLDER OF COMMON STOCK ENTITLED TO VOTE AT THE 1996 ANNUAL MEETING.

                    STOCKHOLDER PROPOSALS FOR ANNUAL MEETING

     Any stockholder proposal intended to be presented for consideration at the 1997 Annual Meeting of Stockholders and to be included in the Company's Proxy Statement for that meeting must be received by the Company no later than November 26, 1996. Stockholder proposals may not be included in the Company's Proxy Statement for the 1997 Annual Meeting unless certain conditions are met.


                                      /s/ ELIZABETH A. NIELSEN
                                      ------------------------------
                                          ELIZABETH A. NIELSEN
                                          Secretary


Sherman Oaks, California
March 25, 1996

PROXY


                              TRANSWORLD BANCORP

               ANNUAL MEETING OF STOCKHOLDERS -- APRIL 23, 1996


The undersigned hereby appoints Louis J. Galen, David H. Hender, Elizabeth A. Nielsen, or any of them, as the lawful attorneys, agents and proxies of the undersigned, each with full power of substitution, and hereby authorizes them to represent and to vote as designated herein all shares of the common stock of TransWorld Bancorp (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the administrative office of the Company, located at TransWorld Bank Plaza, 15233 Ventura Boulevard, Sherman Oaks, California on April 23, 1996, at 9:30 a.m. local time, and at any adjournments thereof, as follows:

     IMPORTANT -- PLEASE SIGN AND DATE ON OTHER SIDE AND RETURN PROMPTLY



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                          [TRANSWORLD BANCORP LOGO]


                WE NEED YOUR PROXY VOTE BEFORE APRIL 23, 1996



Many shareholders think their votes are not important. On the contrary, they are vital.

The Annual Meeting on April 23, 1996, will have to be adjourned without conducting any business if less than a majority of the eligible shares are represented. And TransWorld Bancorp, at shareholders' expense, will have to continue to solicit votes until a quorum is obtained.

Your vote, then, could be critical in allowing us to hold the meeting as scheduled, so PLEASE RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. All shareholders will benefit from your cooperation.

Thank you.

                                              Please mark     _____
                                              your votes as
                                              indicated in    [ X ]
                                              this example    _____


                                             FOR
                                         all nominees         WITHHOLD
                                         listed below         AUTHORITY
                                          (Except as        to vote for all
                                         marked to the         nominees
                                        contrary below)      listed below

1. Election of Directors:
   Election of the following                 [  ]               [  ]
   nominees as directors:

   Louis J. Galen          David H. Hender
   Douglas D. Bernards     Alvin H. Blaine
   Helene V. Galen         Timothy Harris
   Warren W. Kingsley      Ralph E. Phillips, Jr.

   (INSTRUCTION: To withhold authority to vote for any nominee, print that nominee's name on the line provided below.)

   _______________________________________________________________________


                                                    FOR   AGAINST   ABSTAIN
2. Ratification of the appointment of
   Deloitte & Touche as the Company's               [ ]     [ ]       [ ]
   independent auditor for 1996.

3. In their discretion on such other business as may properly come before the meeting.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TRANSWORLD
BANCORP.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                          Date:_______________________, 1996

                                          __________________________________
                                              (Signature of Stockholder)

                                          __________________________________
                                             (Signature(s) of Additional
                                                    Stockholder(s))

                                          Please sign you name exactly as it
                                          appears hereon. When signing as
                                          attorney, executor, administrator,
                                          trustee or guardian, please give
                                          full title as such. If a corporation,
                                          please sign in full corporate name
                                          by President or other authorized
                                          officer. If a partnership, please
                                          sign in partnership name by
                                          authorized person.

                                          Whether or not you plan to attend the
                                          meeting, you are urged to execute and
                                          return this proxy, which may be
                                          revoked at any time prior to its use.


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